UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2006

Boston Financial Qualified Housing Tax Credits L.P. IV, A
Limited Partnership
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	0-19765 (Commission File Number)	04-3044617 (IRS Employer Identification No.)
101 Arch Street Boston, Massachusetts 02110-1106 (Address of principal executive offices)(Zip Code)
Registrant's telephone number, including area code: (617) 439-3911

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 8.01. Other Events

Boston Financial Qualified Housing Tax Credits L.P. IV, A Limited Partnership (the “Partnership”), is filing this Form 8-K in order to file the limited partnership agreements and amendments to those agreements for two of the Partnership’s properties, Bentley Court and Leawood Manor. The local general partners of Bentley Court and Leawood Manor are affiliates of the Managing General Partner of the Partnership. This Form 8-K is being filed to provide complete copies of these local limited partnership agreements, which were included as appendices to preliminary consent solicitation materials filed by the Partnership on February 24, 2006. Copies of the limited partnership agreements and amendments for Bentley Court and Leawood Manor are filed as exhibits to this Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Number

	99.1	Partnership Agreement for Leawood Manor, including amendments
	99.2	Partnership Agreement for Bentley Court, including amendments

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON FINANCIAL QUALIFIED HOUSING TAX CREDITS L.P. IV, A LIMITED PARTNERSHIP (Registrant)

By:	Arch Street VIII, Inc., its Managing General Partner

Date: March 2, 2006	By: /s/ Michael H. Gladstone
Michael H. Gladstone
Vice President and Clerk

By: /s/ Jenny Netzer
Jenny Netzer
President

Exhibit Index

Exhibit Number	Exhibit Name

99.1	Partnership Agreement for Leawood Manor, including amendments

99.2	Partnership Agreement for Bentley Court, including amendments